Cash and Cash Equivalents and Investment Securities - Summary of Cash and Cash Equivalents and Investments in Short-Term Debt Securities (Detail) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of detailed information about borrowings [abstract]
Short-term bank deposits	$ 4,201	$ 4,685
Cash and bank accounts	6,131	5,288
Cash and cash equivalents	10,332	9,973
Bank overdrafts	(17)	(83)
Total	$ 10,314	$ 9,890	$ 12,043	$ 15,247